Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iBio, Inc. (the Company) on Form 10-K for the fiscal year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin Brenner, Chief Executive Officer and Chief Scientific Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 28, 2026	/s/ Martin Brenner
Martin Brenner
Chief Executive Officer and Chief Scientific Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to iBio, Inc. and will be furnished to the Securities and Exchange Commission or its staff upon request.